Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 21, 2013

Exhibit 99.1

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
Domestic Offshore
1	Hercules 120	120’ - MC, TD	GOM	Chevron	64-66	285	12/31/13
2	Hercules 150	150’ - ILC, TD	GOM	Chevron	74-76	38	04/28/13
				Arena	76-78	60	06/27/13
				Northstar	89-91	100	10/05/13
3	Hercules 173	173’ - MC, TD	GOM	Chevron	64-66	285	12/31/13
4	Hercules 200	200’ - MC, TD	GOM	Apache	79-81	81	06/10/13	Contract commenced March 12, 2013
				Shipyard			07/25/13
				Gulf Coast Energy Resources	94-96	20	08/14/13
5	Hercules 201	200’ - MC, TD	GOM	EPL	81-83	9	03/30/13
				Shipyard			04/20/13
				EPL	81-83	20	05/10/13
					101-103	90	08/08/13
6	Hercules 202	200’ - MC, TD	GOM	W&T Offshore	66-68	7	03/28/13
					71-73	96	07/02/13
					84-86	60	08/31/13
7	Hercules 204	200’ - MC, TD	GOM	Castex	81-83	14	04/04/13	Contract commenced March 6, 2013
				Chevron	81-83	285	12/31/13	Contract rate based on prior commitment made in October 2012
8	Hercules 205	200’ - MC, TD	GOM	Black Elk	81-83	28	04/18/13
					84-86	43	05/31/13
				Shipyard			08/29/13	ABS 5-year special survey; estimated downtime of 90 days
				Black Elk	84-86	137	01/13/14
9	Hercules 209	200' - MC, TD	GOM	Shipyard			04/30/13	Rig reactivation
				Razor/Emerald	86-88	35	06/04/13
				Hall-Houston	94-96	30	07/04/13
				Sandridge	101-103	75	09/17/13
10	Hercules 212	200’ - MC, TD	GOM	W&T Offshore	84-86	63	05/23/13
				Renaissance	86-88	45	07/07/13
11	Hercules 213	200’ - MC, TD	GOM	EPL	81-83	55	05/15/13
					101-103	90	08/13/13
12	Hercules 214	200’ - MC, TD	GOM	Apache	79-81	117	07/16/13
					101-103	180	01/12/14
13	Hercules 251	250’ - MS, TD	GOM	Hall-Houston	79-81	40	04/30/13	Contract commenced March 16, 2013
				Hall-Houston	74-76	64	07/03/13
				Hall-Houston	57-59	32	08/04/13	Prior contract reassignment
				Hall-Houston	74-76	36	09/09/13	ABS 5-year special survey scheduled for the fourth quarter 2013; estimated downtime of 90 days
14	Hercules 253	250’ - MS, TD	GOM	Tana	74-76	134	08/02/13
					96-98	65	10/06/13
15	Hercules 263	250’ - MC, TD	GOM	Arena	62-64	-	03/21/13
				Tana	86-88	85	06/14/13
				Tana	89-91	120	10/12/13
				Tana	97-99	65	12/16/13
16	Hercules 264	250’ - MC, TD	GOM	Energy XXI	89-91	11	04/01/13
				Castex	86-88	210	10/28/13	ABS 5-year special survey scheduled for the third quarter 2013; estimated downtime of 90 days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 21, 2013

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
17	Hercules 265	250’ - MC, TD	GOM	EPL	89-91	55	05/15/13
				Walter Oil & Gas	101-103	60	07/14/13
				Arena	102-104	90	10/12/13
18	Hercules 300	300' - MC, TD	GOM	Arena	96-98	101	06/30/13	Contract commenced February 24, 2013
				Shipyard			09/28/13	ABS 5-year special survey scheduled for the third quarter 2013; estimated downtime of 90 days
				Arena	96-98	239	05/25/14
					99-101	180	11/21/14
19	Hercules 350	350' - ILC, TD	GOM	Cimarex	109-111	119	07/18/13
				Renaissance	134-136	180	01/14/14
				Arena	136-138	90	04/14/14
					Average	228	days

20	Hercules 85	85’ - ILS, TD	GOM	Cold Stacked 01/09
21	Hercules 153	150’ - MC, TD	GOM	Cold Stacked 01/09
22	Hercules 203	200’ - MC, TD	GOM	Cold Stacked 06/09
23	Hercules 206	200’ - MC, TD	GOM	Cold Stacked 12/09
24	Hercules 207	200’ - MC, TD	GOM	Cold Stacked 01/09
25	Hercules 211	200’ - MC Workover	GOM	Cold Stacked 01/09
26	Hercules 250	250’ - MS, TD	GOM	Cold Stacked 12/09
27	Hercules 2002	200’ - MC, TD	GOM	Cold Stacked 10/08
28	Hercules 2003	200’ - MC, TD	GOM	Cold Stacked 02/09
29	Hercules 2500	250’ - MS, TD	GOM	Cold Stacked 02/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 21, 2013

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
International Offshore
1	Hercules 170	170’ - ILC, TD	Bahrain	Warm Stacked
2	Hercules 208	200' - MC, TD	Myanmar	PTTEP	95-97	91	06/20/13	45 day priced option at $95 - $97K dayrate
				Shipyard			09/18/13	Scheduled downtime for ABS 5-year special survey/repairs
3	Hercules 260	250’ - ILC, TD	Cameroon	Shipyard			04/13/13	Scheduled downtime for ABS 5-year special survey/repairs
				Enroute	82-84	10	04/23/13	Mobilization rate
			Democratic Republic of Congo	Perenco	89-91	23	05/16/13
			Democratic Republic of Congo		106-108	334	04/15/14
			Gabon		114-116	31	05/16/14
4	Hercules 261	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	83-85	557	09/29/14
5	Hercules 262	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	79-81	597	11/08/14
6	Hercules 266	250’ - ILC, TD	Saudi Arabia	Enroute			03/31/13	Contract preparation work
				Saudi Aramco	116-118	974	11/30/15
Will receive lump sum payment upon contract commencement. Revised dayrate to reflect late delivery penalty. Contract expiration between 9/30/15 and three years post commencement of contract at discretion of customer.

7	Hercules 267 (formerly Ben Avon)	250' - ILC, TD	Gabon	Shipyard			05/31/13
Contract preparation work; LOA signed wtih Cabinda Gulf Oil Company LTD, (CABGOC), a wholly-owned subsidiary of Chevron, in Angola for three years at a dayrate of$108k-$110k expxected to commence in June 2013.

					Average	374	days

8	Hercules 156	150’ - ILC, TD	Bahrain	Cold Stacked 12/10
9	Hercules 258	250’ - MS, TD	Malaysia	Cold Stacked 10/12

Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 21, 2013

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
US Inland Barges
1	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Century	29-31	16	04/06/13	Contract commenced March 15, 2013
				EPL	29-31	90	07/05/13
2	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	26-28	20	04/10/13
3	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Century	29-31	52	05/12/13	Contract commenced March 20, 2013
					Average	59	days

4	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
6	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
7	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
8	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
10	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
11	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)
Rigs with a Customer named are under contract, while rigs described as “Ready Stacked” are not under contract, but generally are ready for service. Rigs described as “Warm Stacked” are actively marketed and may have a reduced number of crew, but require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)
Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract could be lower and could be substantially lower and or subject to numerous risks as disclosed in the Company’s filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)
Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect, including those that may impact the ability of our customers to timely obtain drilling permits.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
February 28, 2013

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats (1)	Revenue Per Day Per Liftboat (2)	Operating Days	Utilization (3)	Comments
Gulf of Mexico
230	1	1	$—	0	0%	One vessel in drydock in February and March
170-215	4	4	15,736	96	86%	One vessel in drydock in February and March
140-150	5	5	10,661	82	59%	One vessel in drydock in February and two vessels in drydock in March
120-130	14	12	6,775	277	82%	Two vessels in drydock in March
105	15	7	5,861	97	49%	Two vessels in drydock in February and March
Sub-total/Average	39	29	$8,750	552	68%
International
230-260	3	3	$32,174	8	10%	One vessel in drydock in February. Acquisition of White Shark (former Titan 2) completed March 1, 2013.
170-215	6	6	39,577	120	71%	Two vessels in drydock in February
140-150	4	4	16,256	84	75%
120-130	7	7	12,779	195	99%
105	4	2	14,099	28	50%	One vessel in drydock in February and March
Sub-total/Average	24	22	$21,285	435	71%
Total/Average	63	51	$14,274	987	69%

(1)	Actively marketed liftboats excludes ten GOM cold-stacked liftboats and two Nigeria cold-stacked liftboats.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend contracts, or enter into new contracts, when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.